EXHIBIT 24.1

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Michael Flannery
Name: Michael Flannery

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Richard K. Atkinson
Name: Richard K. Atkinson

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 13, 2004

/s/ Gerald L. Brickey
Name: Gerald L. Brickey

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Gordon P. Andrews
Name: Gordon P. Andrews

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 12, 2004

/s/ David J. Barram
Name: David J. Barram

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Charles Crocker
Name: Charles Crocker

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Lionel G. Dodd
Name: Lionel G. Dodd

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 12, 2004

/s/ Robert G. Funari
Name: Robert G. Funari

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Kenneth G. Hanna
Name: Kenneth G. Hanna

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 14, 2004

/s/ Robert S. Miller
Name: Robert S. Miller

POWER OF ATTORNEY

(Pope & Talbot, Inc. Non-Employee Directors Deferred Compensation Plan)

(Pope & Talbot, Inc. Non-Employee Director Compensation Policy and Stock Ownership Guidelines)

The undersigned, an officer and/or director of Pope & Talbot, Inc. (the “Company”), does hereby constitute and appoint Michael Flannery and Richard K. Atkinson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Non-Employee Directors Deferred Compensation Plan and the Company’s Non-Employee Director Compensation Policy and Stock Ownership Guidelines, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Dated: December 9, 2004

/s/ Peter T. Pope
Name: Peter T. Pope